UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Trinity Merger Corp.
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LETTER TO STOCKHOLDERS OF TRINITY MERGER CORP.

55 MERCHANT STREET, SUITE 1500
HONOLULU, HI 96813
TO BE HELD ON NOVEMBER 15, 2019

Dear Trinity Merger Corp. Stockholder:

You are cordially invited to attend a special meeting of Trinity Merger Corp., a Delaware corporation (“Trinity”), which will be held on November 15, 2019, at 12:30 p.m., Eastern Time, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193 (the “Special Meeting”).

The attached Notice of the Special Meeting and proxy statement describe the business Trinity will conduct at the Special Meeting and provide information about Trinity that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Trinity’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Trinity has to consummate a business combination (the “Extension”) from November 17, 2019 to December 17, 2019 (the “Extended Date”) (the “Extension Amendment Proposal”); and
2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Trinity additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019 (as it may be amended, the “Merger Agreement”), by and among Trinity, Trinity Sub Inc., a Maryland corporation and wholly owned subsidiary of Trinity which will be renamed Broadmark Realty Capital Inc. (“Broadmark Realty”), Trinity Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Broadmark Realty (“Merger Sub I”), Trinity Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Broadmark Realty (“Merger Sub II” and, together with Trinity, Broadmark Realty and Merger Sub I, the “Trinity Parties”), PBRELF I, LLC, a Washington limited liability company, BRELF II, LLC, a Washington limited liability company, BRELF III, LLC, a Washington limited liability company, BRELF IV, LLC, a Washington limited liability company, Pyatt Broadmark Management, LLC, a Washington limited liability company, Broadmark Real Estate Management II, LLC, a Washington limited liability company, Broadmark Real Estate Management III, LLC, a Washington limited liability company, and Broadmark Real Estate Management IV, LLC, a Washington limited liability company (collectively, the “Company Group”).

The Certificate of Incorporation provides that Trinity has until November 17, 2019 to complete its initial business combination (the “Termination Date”). Trinity’s board of directors (the “Board”) has determined that it is in the best interests of Trinity to seek an extension of the Termination Date and have Trinity’s stockholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Trinity has called a special meeting of its stockholders to be held on November 12, 2019 to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”), and the Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination and the Business Combination Special Meeting. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at a separate special meeting, to be held on November 12, 2019 (referred to herein as the “Warrant Holders Special Meeting”), to approve certain amendments to Trinity’s warrant agreement (the “Warrant Amendments”), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to use its best efforts to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Certificate of Incorporation, the holders of Trinity’s Class A common stock, par value $0.0001 issued in Trinity’s initial public offering (the “Class A common stock”) who vote either “FOR” or “AGAINST” the Extension Amendment Proposal may elect to redeem all or a portion of their Class A common stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”). On the Record Date (defined below), the redemption price per share was approximately $10.45 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $360.5 million as of the Record Date (including interest not previously released to Trinity to pay its franchise and income taxes), divided by the total number of then outstanding shares of Trinity Class A common stock. The closing price of the Class A common stock on the Nasdaq Capital Market on the Record Date was $10.49. Accordingly, if the market price of the Class A common stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 less per share than if the stock was sold in the open market. Trinity cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Trinity believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Trinity does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 17, 2019, as contemplated by and in accordance with the Certificate of Incorporation, Trinity will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Trinity to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of the stockholders of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Trinity’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Trinity’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least sixty-five percent (65%) of all outstanding shares of (i) Class A common stock, and (ii) Trinity’s Class B common stock, par value $0.0001 per share (the “Class B common stock” and, together with the Class A common stock, the “Common Stock”), voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on October 15, 2019 (the “Record Date”) as the date for determining Trinity’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Trinity and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Trinity urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Trinity Merger Corp. Lee S. Neibart Chairman of the Board of Directors November 1, 2019

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all the outstanding shares of the Common Stock (which includes the shares of Class A common stock and shares of Class B common stock, voting together as a single class) as of the Record Date. Accordingly, if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF SPECIAL MEETING OF STOCKHOLDER
OF TRINITY MERGER CORP.
TO BE HELD ON NOVEMBER 15, 2019

To the Stockholders of Trinity Merger Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Trinity Merger Corp., a Delaware corporation (“Trinity”), will be held on November 15, 2019, at 12:30 p.m., Eastern Time, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193 (the “Special Meeting”). You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated November 1, 2019 and is first being mailed to stockholders on or about that date:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Trinity’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Trinity has to consummate a business combination (the “Extension”) from November 17, 2019 to December 17, 2019 (the “Extended Date”) (the “Extension Amendment Proposal”); and
2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Trinity additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019 (as it may be amended, the “Merger Agreement”), by and among Trinity, Trinity Sub Inc., a Maryland corporation and wholly owned subsidiary of Trinity which will be renamed Broadmark Realty Capital Inc. (“Broadmark Realty”), Trinity Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Broadmark Realty (“Merger Sub I”), Trinity Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Broadmark Realty (“Merger Sub II” and, together with Trinity, Broadmark Realty and Merger Sub I, the “Trinity Parties”), PBRELF I, LLC, a Washington limited liability company, BRELF II, LLC, a Washington limited liability company, BRELF III, LLC, a Washington limited liability company, BRELF IV, LLC, a Washington limited liability company, Pyatt Broadmark Management, LLC, a Washington limited liability company, Broadmark Real Estate Management II, LLC, a Washington limited liability company, Broadmark Real Estate Management III, LLC, a Washington limited liability company, and Broadmark Real Estate Management IV, LLC, a Washington limited liability company (collectively, the “Company Group”).

The Certificate of Incorporation provides that Trinity has until November 17, 2019 to complete its initial business combination (the “Termination Date”). Trinity’s board of directors (the “Board”) has determined that it is in the best interests of Trinity to seek an extension of the Termination Date and have Trinity’s stockholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Trinity has called a special meeting of its stockholders to be held on November 12, 2019 to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”), and the Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form S-4 (the “Registration Statement”) relating to the Business Combination and the Business Combination Special Meeting. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at a separate special meeting, to be held on November

12, 2019 (referred to herein as the “Warrant Holders Special Meeting”), to approve certain amendments to Trinity’s warrant agreement (the “Warrant Amendments”), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to use its best efforts to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

As contemplated by the Certificate of Incorporation, the holders of Trinity’s Class A common stock, par value $0.0001 issued in Trinity’s initial public offering (the “Class A common stock”) who vote either “FOR” or “AGAINST” the Extension Amendment Proposal may elect to redeem all or a portion of their Class A common stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”). On the Record Date (defined below), the redemption price per share was approximately $10.45 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $360.5 million as of the Record Date (including interest not previously released to Trinity to pay its franchise and income taxes), divided by the total number of then outstanding shares of Trinity Class A common stock. The closing price of the Class A common stock on the Nasdaq Capital Market on the Record Date was $10.49. Accordingly, if the market price of the Class A common stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 less per share than if the stock was sold in the open market. Trinity cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Trinity believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Trinity does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Trinity will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Trinity to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of the stockholders of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Trinity’s remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Trinity’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your shares of Class A common stock to Trinity’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares of Class A common stock by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your shares of Class A common stock in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares of Class A common stock from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least sixty-five percent (65%) of all outstanding shares of the Common Stock (which includes the shares of Class A common stock and the shares of Class B common stock, voting together as a single class).

Record holders of Common Stock at the close of business on October 15, 2019 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 43,125,000 issued and outstanding shares of Common Stock, including 34,500,000 issued and outstanding shares of Class A common stock. Trinity’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Trinity urges you to read this material carefully and vote your shares.

This proxy statement is dated November 1, 2019 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Trinity Merger Corp.

Lee S. Neibart Chairman of the Board of Directors

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Trinity’s current views with respect to, among other things, Trinity’s pending Business Combination with the Company Group, its capital resources and results of operations. Likewise, Trinity’s consolidated financial statements and all of Trinity’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Trinity’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Trinity does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Trinity’s ability to complete the Business Combination;
•	the anticipated benefits of the Business Combination;
•	the volatility of the market price and liquidity of the Common Stock and other securities of Trinity;
•	the use of proceeds not held in the Trust Account (as described herein) or available to Trinity from interest income on the Trust Account balance; and
•	the increasingly competitive environment in which Trinity will operate following the Business Combination.

While forward-looking statements reflect Trinity’s good faith beliefs, they are not guarantees of future performance. Trinity disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Trinity’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Trinity’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 15, 2019 and in other reports Trinity files with the SEC. Risks regarding the Business Combination are also discussed in the Registration Statement on Form S-4 filed with the SEC by Trinity Sub Inc. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Trinity (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Trinity stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on November 15, 2019, at 12:30 p.m., Eastern Time, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193.

Q:	Why am I receiving this proxy statement?
A:	Trinity is a blank check company incorporated as a Delaware corporation on January 24, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although Trinity is not limited to a particular industry or sector for purposes of consummating a business combination, Trinity has focused its search on acquiring an operating company or business with a real estate component (such as a business within the hospitality, lodging, gaming, real estate or property services, or asset management industries). On May 17, 2018, Trinity consummated its initial public offering of 34,500,000 Units, each consisting of one share of Trinity Class A common stock and one redeemable warrant (“Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $345,000,000. Like most blank check companies, Trinity’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Class A common stock sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

Trinity will hold the Business Combination Special Meeting on November 12, 2019 to approve the Business Combination. If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to use its best efforts to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Trinity believes that it is in the best interests of Trinity’s stockholders to continue Trinity’s existence until the Extended Date if necessary in order to allow Trinity additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held on November 15, 2019, at 12:30 p.m., Eastern Time, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193.
Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?
A:	Trinity stockholders are being asked to consider and vote on the following proposals:
1.	Proposal No. 1 – Extension Amendment Proposal – To amend Trinity’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Trinity has to consummate a business combination (the “Extension”) from November 17, 2019 to December 17, 2019 (the “Extended Date”) (the “Extension Amendment Proposal”); and
2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:	Are the proposals conditioned on one another?
A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

If the Extension is implemented and one or more Trinity stockholders elect to redeem their shares pursuant to the redemption, Trinity will remove from the Trust Account and deliver to the holders of such redeemed Class A common stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A common stock, and retain the remainder of the funds in the Trust Account for Trinity’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A common stock will reduce Trinity’s net asset value. Trinity cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $360.5 million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Trinity will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Trinity to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of the stockholders of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Trinity’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

HN Investors LLC, a Delaware limited liability company and sponsor of Trinity (the “Trinity Sponsor”), waived its rights to participate in any liquidation distribution with respect to the shares of Class B common stock held by the Trinity Sponsor. There will be no distribution from the Trust Account with respect to Trinity’s warrants, which will expire worthless in the event Trinity dissolves and liquidates the Trust Account. Trinity will pay the costs of liquidation from its remaining assets outside of the Trust Account.

The Adjournment Proposal is conditioned in Trinity not obtaining the necessary votes for approving the Extension Amendment Proposal, in order to seek additional time to obtain sufficient votes in support of the Extension.

Q:	Why is Trinity proposing the Extension Amendment Proposal and the Adjournment Proposal?
A:	Trinity’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Class A common stock sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Trinity additional time to complete the Business Combination pursuant to the Merger Agreement, if needed.

The Business Combination Special Meeting is scheduled to be held on November 12, 2019 to approve the Business Combination, and the SEC has declared effective the Registration Statement relating to the Business Combination and the Business Combination Special Meeting. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at the Warrant Holders Special Meeting), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Trinity stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of Trinity stockholders, to be held on November 12, 2019, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Trinity stockholders in connection with such separate Business Combination Special Meeting, and the related right of Trinity stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate joint proxy statement/prospectus dated October 18, 2019 that was mailed to Trinity stockholders on or about October 21, 2019. If you want to ensure your shares of Class A common stock are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your shares of Class A common stock for both the extension for the Special Meeting and the Business Combination for the Business Combination Special Meeting.

If the Extension Amendment Proposal is not approved by Trinity’s stockholders, Trinity may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by Trinity’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q:	What vote is required to approve the proposals presented at the Special Meeting?
A:	The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all the outstanding shares of the Common Stock (which includes the shares of Class A common stock and shares of Class B common stock, voting together as a single class) as of the Record Date. A Trinity stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will count as a vote cast “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Trinity stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:	Trinity believes stockholders will benefit from Trinity consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Trinity has to complete a business combination until the Extended Date. The Extension would give Trinity additional time to complete the Business Combination.

The Board believes that it is in the best interests of Trinity’s stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

Q:	Why should I vote “FOR” the Adjournment Proposal?
A:	If the Adjournment Proposal is not approved by Trinity’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How will the Trinity Sponsor and Trinity’s other current directors and officers vote?
A:	The Trinity Sponsor and Trinity’s other current directors and officers have advised Trinity that they intend to vote any Common Stock over which they have voting control (including any Class A common stock owned by them) in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Trinity Sponsor and Trinity’s other current directors and officers and their respective affiliates are not entitled to redeem any shares of Class B common stock in connection with the Extension Amendment Proposal. On the Record Date, the Trinity Sponsor and Trinity’s other current directors and officers and their respective affiliates beneficially owned and were entitled to vote 8,625,000 shares of Class B common stock held by the Trinity Sponsor, representing approximately 20% of Trinity’s issued and outstanding shares of Common Stock. Trinity’s directors, executive officers and their affiliates did not beneficially own any shares of Class A common stock as of such date.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” the proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, Trinity does not currently anticipate seeking any further extension to consummate a business combination beyond the Extended Date.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:	If there are insufficient votes to approve the Extension Amendment Proposal, Trinity may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof, and the Business Combination is not consummated on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Trinity will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Trinity to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of the stockholders of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Trinity’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Trinity Sponsor waived its rights to participate in any liquidation distribution with respect to the shares of Class B common stock held by the Trinity Sponsor. There will be no distribution from the Trust Account with respect to Trinity’s warrants, which will expire worthless in the event Trinity dissolves and liquidates the Trust Account. Trinity will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?
A:	If the Extension Amendment Proposal is approved, Trinity will continue to attempt to consummate the Business Combination until the Extended Date. Trinity will file the stockholders’ resolution approving an amendment to its Certificate of Incorporation with Delaware in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at a special meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A common stock will reduce the amount remaining in the Trust Account and increase the percentage interest of Trinity held by Trinity’s officers, directors, the Trinity Sponsor and its affiliates. In addition, Trinity’s Certificate of Incorporation provides that Trinity cannot redeem or repurchase shares of Class A common stock to the extent such redemption would result in Trinity’s failure to have at least $5,000,001 of net tangible assets following exercise by the holders of Class A common stock of their right to convert their Class A common stock held by them in accordance with Trinity’s Certificate of Incorporation. As a result, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Q:	Am I able to exercise my redemption rights in connection with the Business Combination?
A:	If you were a holder of Trinity Common Stock as of the close of business on the October 15, 2019 record date for the Business Combination meeting, you will be able to vote to approve the Business Combination in the Business Combination Special Meeting, to be held on November 12, 2019. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Class A common stock in connection with the Business Combination, subject to any limitations set forth in the Certificate of Incorporation (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the special meeting of Trinity stockholders to vote on the Business Combination).

If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to use its best efforts to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

Q:	May I change my vote after I have mailed my signed proxy card?
A:	Yes. You may change your vote by sending a later-dated, signed proxy card to Trinity’s Secretary to Trinity Merger Corp., 55 Merchant Street, Suite 1500 Honolulu, HI 96813, Attn: Secretary, so that it is received by Trinity’s Secretary on or before the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Trinity’s Secretary, which must be received by Trinity’s Secretary on or before the Special Meeting.
Q:	How are votes counted?
A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock (which includes the shares of Class A common stock and shares of Class B common stock, voting together as a single class) as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will count as a vote cast “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Trinity believes that all of the proposals presented to the stockholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, but will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:	What constitutes a quorum at the Special Meeting?
A:	A majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be present, in person or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum, but if you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established. The Trinity Sponsor, who currently owns 20% of the issued and outstanding shares of Common Stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has the power to adjourn the Special Meeting to a later date or dates. As of the Record Date for the Special Meeting, 21,562,501 shares of Common Stock would be required to achieve a quorum.
Q:	How do I vote?
A:	If you were a holder of record of shares of Common Stock on October 15, 2019, the Record Date for the Special Meeting, you may vote with respect to the proposals in person at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 12:30 p.m., Eastern Time, on November 15, 2019.

Voting in Person at the Special Meeting. If you attend the Special Meeting and plan to vote in person, you will be provided with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to bring to the Special Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. For additional information, please see the section entitled “Special Meeting of Trinity Stockholders.”

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Trinity and its stockholders. The Board recommends that Trinity’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Trinity and its stockholders and recommends that Trinity’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do Trinity’s directors and officers have in the approval of the Extension Amendment Proposal?
A:	Trinity’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, through the Trinity Sponsor, of shares of Class B common stock and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Special Meeting of Trinity Stockholders — Interests of the Trinity Sponsor and Trinity’s Other Current Officers, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:	No. There are no appraisal rights available to Trinity’s stockholders in connection with the Extension Amendment Proposal.
Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?
A:	No. The holders of warrants issued in connection with Trinity’s initial public offering which are exercisable for one Class A common stock at an exercise price of $11.50 per Class A common stock (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.
Q:	What do I need to do now?
A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q:	How do I exercise my redemption rights?
A:	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each stockholder may seek to redeem all or a portion of its Class A common stock for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Trinity to pay its franchise and income taxes, divided by the number of then outstanding shares of Class A common stock, subject to the limitations described in the final prospectus dated May 14, 2018, filed in connection with Trinity’s initial public offering. Trinity’s Certificate of Incorporation provides that Trinity may not redeem any shares of Trinity Class A common stock issued in the initial public offering to the extent that such redemption would result in Trinity having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001.

In order to exercise your redemption rights, you must (i) check the box on the enclosed proxy card to elect redemption, (ii) check the box on the enclosed proxy card marked “Stockholder Certification,” (iii) if you hold Units, separate the underlying Class A common stock and the Public Warrants, and (iv) on or before 5:00 p.m., Eastern Time, on November 13, 2019 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Trinity redeem your Class A common stock for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

Please check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with any other stockholder with respect to the shares of Class A common stock. Notwithstanding the foregoing, a holder of the shares of Class A common stock, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A common stock included in the Units sold in the Trinity initial public offering. Accordingly, all Class A common stock in excess of the aforementioned 20% threshold beneficially owned by a Trinity public stockholder or group will not be redeemed for cash.

Trinity stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is Trinity’s understanding that Trinity stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, Trinity does not have any control over this process and it may take longer than two weeks. Trinity stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Trinity stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not stockholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?
A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

On or about October 21, 2019, separate voting materials were mailed to Trinity stockholders for the Business Combination Special Meeting to be held on November 12, 2019. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Special Meeting.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A:	Trinity will pay the cost of soliciting proxies for the Special Meeting. Trinity has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. Trinity has agreed to pay Okapi Partners LLC a fee of $25,000, plus disbursements, and will reimburse Okapi Partners LLC for its reasonable out-of-pocket expenses and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Trinity will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of Trinity may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, HI 96813
(213) 318-0583
Attention: Sean A. Hehir
Email: IR@trinitymergercorp.com

You may also contact the proxy solicitor for Trinity at:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com

To obtain timely delivery, Trinity stockholders must request the materials no later than November 7, 2019, or five business days prior to the date of the Special Meeting. You may also obtain additional information about Trinity from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Class A common stock, you will need to send a letter demanding redemption and deliver your Class A common stock (either physically or electronically) to the Transfer Agent on or before 5:00 p.m., Eastern Time, on November 13, 2019 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Class A common stock, please contact the Transfer Agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

SPECIAL MEETING OF TRINITY STOCKHOLDERS

This proxy statement is being provided to Trinity stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Trinity Stockholders to be held on November 15, 2019, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 1, 2019 to all stockholders of record of Trinity as of October 15, 2019, the record date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 12:30 p.m., Eastern Time, on November 15, 2019, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193, or such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, Trinity stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 – Extension Amendment Proposal – To amend Trinity’s Certificate of Incorporation to extend the date by which Trinity has to consummate a business combination from November 17, 2019 to the Extended Date; and
2.	Proposal No. 2 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a stockholder of Trinity, you have a right to vote on certain matters affecting Trinity. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on October 15, 2019, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 issued and outstanding shares of Common Stock, of which 34,500,000 are shares of Class A common stock held by Trinity public stockholders and 8,625,000 are shares of Class B common stock held by the Trinity Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all the outstanding shares of Common Stock (which includes the shares of Class A common stock and shares of Class B common stock, voting together as a single class) as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a Trinity stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a Trinity stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that Trinity will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved. If Trinity fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal is approved, Trinity will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

Voting Your Shares – Stockholders of Record

If you are a Trinity stockholder of record, you may vote by mail or in person at the Special Meeting. Each share of Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Common Stock that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 12:30 p.m., Eastern Time, on November 15, 2019.

Voting in Person at the Special Meeting. If you attend the Special Meeting and plan to vote in person, you will be provided with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to bring to the Special Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. That is the only way Trinity can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. Please see “— Attending the Special Meeting.”

Attending the Special Meeting

Only Trinity stockholders who are stockholders of record on the Record Date or their legal proxy holders may attend the Special Meeting. To be admitted to the Special Meeting, you will need a form of photo identification and valid proof of ownership of Trinity Class A common stock or a valid legal proxy. If you have a legal proxy from a stockholder of record, you must bring a form of photo identification and the legal proxy to the Special Meeting. If you have a legal proxy from a “street name” stockholder, you must bring a form of photo identification, a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the “street name” stockholder that is assignable, and the legal proxy from the “street name” stockholder to you. Stockholders may appoint only one proxy holder to attend on their behalf.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify Trinity’s Secretary in writing to Trinity Merger Corp., 55 Merchant Street, Suite 1500, Honolulu, HI 96813, before the Special Meeting that you have revoked your proxy; or
•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Certificate of Incorporation, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Trinity will hold the Warrant Holders Special Meeting and the Business Combination Special Meeting on November 12, 2019, beginning at 9:30 a.m., Eastern Time, and 10:00 a.m., Eastern Time, respectively, to approve the Warrant Amendment and Business Combination, respectively. If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting on November 12, 2019 and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined that it may not be able to complete the Business Combination on or before the Termination Date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Okapi Partners LLC, Trinity’s proxy solicitor, at (855) 208-8902 (toll free), or banks and brokerage firms, please call collect at (212) 297-0720.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem his Class A common stock for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Class A common stock for cash and will no longer own the shares. However, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Class A common stock and the Public Warrants;
•	check the box on the enclosed proxy card to elect redemption;
•	check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to Class A common stock;
•	on or before 5:00 p.m., Eastern Time, on November 13, 2019 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Trinity redeem your Class A common stock for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•	deliver your Class A common stock either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Class A common stock as described above, your shares will not be redeemed.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such stockholder’s option.

Holders of outstanding Units must separate the underlying Class A common stock and Public Warrants prior to exercising redemption rights with respect to the Class A common stock. If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such Units into Class A common stock and Public Warrants. This must be completed far enough in advance to permit the mailing of the Class A common stock certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A common stock from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A common stock and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A common stock from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a share of Class A common stock by Trinity’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $360.5 million as of the Record Date. Prior to exercising redemption rights, Trinity stockholders should verify the market price of the Class A common stock, as stockholders may receive higher proceeds from the sale of their Class A common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of Class A common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Trinity, if any. You will be entitled to receive cash for your Class A common stock only if you properly and timely demand redemption.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Class A common stock not exercising their redemption rights will retain their right to redeem their Class A common stock for their pro rata portion of the funds available in the Trust Account, should they elect, when the Business Combination is submitted to stockholders for approval and adoption.

If the Extension Amendment Proposal is not approved and Trinity does not consummate an initial business combination on or before the Termination Date, Trinity will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Trinity’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Trinity stockholders to elect to redeem their shares of Trinity Class A Common Stock in connection with the Business Combination, which is a separate and additional redemption right available to Trinity stockholders. Stockholders of Trinity seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the joint proxy statement/prospectus, dated October 18, 2019, relating to the Business Combination Special Meeting.

Appraisal Rights

There are no appraisal rights available to Trinity’s stockholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Trinity is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Trinity has engaged Okapi Partners LLC to assist in the solicitation of proxies for the Special Meeting. Trinity and its directors, officers and employees may also solicit proxies in person. Trinity will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Trinity will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Trinity will pay Okapi Partners LLC a fee of $25,000, plus disbursements, reimburse Okapi Partners LLC for its reasonable out-of-pocket expenses and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as Trinity’s proxy solicitor. Trinity will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Trinity stockholders. Directors, officers and employees of Trinity who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Trinity Sponsor and Trinity’s Other Current Officers, Directors and Officers

When you consider the recommendation of the Board, Trinity stockholders should be aware that aside from their interests as stockholders, the Trinity Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Trinity stockholders that they approve the Extension Amendment Proposal. Trinity stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•	if the Extension Amendment Proposal is not approved and Trinity does not consummate a business combination on or before the Termination Date, as contemplated by Trinity’s initial public offering prospectus and in accordance with the Certificate of Incorporation, the shares of Class B common stock held by the Trinity Sponsor, which were acquired prior to the initial public offering for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 12,350,000 private placement warrants (the “Private Placement Warrants”) that were acquired simultaneously with the initial public offering for an aggregate purchase price of $12,350,000 (as they will expire). Assuming such shares of Class B common stock and Private Placement Warrants have a value equal to shares of Class A common stock and Trinity public warrants, such securities would have had an aggregate market value of approximately $108,778,750 based on the last sale price of $10.50 and $1.475 of the Class A common stock and Public Warrants, respectively, on the Nasdaq Capital Market on October 18, 2019;

•	the fact that the Trinity Sponsor and Trinity directors and officers have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a proposed initial business combination;
•	the fact that the Trinity Sponsor and Trinity directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Class B common stock held by them if Trinity fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;
•	the fact that the Trinity Sponsor has made a $1.0 million working capital loan to Trinity, which loan will only be repaid upon closing of the Business Combination;
•	the fact that, at the option of the Trinity Sponsor, any amounts outstanding under any other loans made by the Trinity Sponsor or any of its affiliates to Trinity in an aggregate amount up to $1,500,000 may be converted into warrants to purchase shares of Class A common stock;
•	the right of the Trinity Sponsor to hold shares of Broadmark Realty common stock and the shares of Broadmark Realty common stock to be issued to the Trinity Sponsor upon exchange and exercise of its Private Placement Warrants following the Business Combination, subject to certain lock-up periods;
•	the potential continued board roles of certain of Trinity’s existing directors in Broadmark Realty;
•	the continued indemnification of Trinity’s existing directors and officers and the continuation of Trinity’s directors’ and officers’ liability insurance after the Business Combination;
•	the fact that the Trinity Sponsor and Trinity’s officers and directors may not participate in the formation of, or become directors or officers of, any other blank check company until Trinity (i) has entered into a definitive agreement regarding an initial business combination or (ii) fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;
•	the fact that the Trinity Sponsor and Trinity’s officers and directors will lose their entire investment in Trinity and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and
•	if the Trust Account is liquidated, including in the event Trinity is unable to complete an initial business combination within the required time period, the Trinity Sponsor has agreed to indemnify Trinity to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Trinity has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Trinity, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Additionally, if the Extension Amendment Proposal is approved and Trinity consummates an initial business combination, the officers and directors may have additional interests as described in the joint proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

Trinity is proposing to amend its Certificate of Incorporation to extend the date by which Trinity has to consummate a business combination to the Extended Date so as to give Trinity additional time to complete the Business Combination. A copy of the stockholders’ resolution to amend the Certificate of Incorporation of Trinity is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under Trinity’s Certificate of Incorporation.

The Business Combination Special Meeting is scheduled to be held on November 12, 2019 to approve the Business Combination. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at the Warrant Holders Special Meeting), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

As contemplated by the Certificate of Incorporation, the holders of Trinity’s Class A common stock who vote either “FOR” or “AGAINST” the Extension Amendment Proposal may elect to redeem all or a portion of their Class A common stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. On the Record Date, the redemption price per share was approximately $10.45 (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $360.5 million as of the Record Date (including interest not previously released to Trinity to pay its franchise and income taxes), divided by the total number of then outstanding shares of Trinity Class A common stock. The closing price of the Class A common stock on the Record Date was $10.49 on the Nasdaq Capital Market. Accordingly, if the market price of the Class A common stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.04 less per share than if the stock was sold in the open market. Trinity cannot assure stockholders that they will be able to sell their Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Trinity believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Trinity does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Trinity’s Certificate of Incorporation provides that Trinity has until the Termination Date to complete a business combination. Trinity and its officers and directors agreed that it would not seek to amend Trinity’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless it provided dissenting holders of Class A common stock with the right to seek redemption of their Class A common stock in connection therewith. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at the Warrant Holders Special Meeting), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Extension Amendment Proposal is essential to allowing Trinity additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

If Trinity’s stockholders approve the Business Combination at the Business Combination Special Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Trinity intends to use its best efforts to complete the Business Combination on or before the Termination Date. Trinity intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its Certificate of Incorporation only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, as contemplated by and in accordance with the Certificate of Incorporation, Trinity will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Trinity to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of the stockholders of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Trinity’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Trinity Sponsor has waived its rights to participate in any liquidation distribution with respect to the shares of Class B common stock held by the Trinity Sponsor. There will be no distribution from the Trust Account with respect to Trinity’s warrants which will expire worthless in the event Trinity dissolves and liquidates the Trust Account. Trinity will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Trinity intends to file the stockholders’ resolution to amend the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Trinity will then continue to attempt to consummate a business combination until the Extended Date. Trinity will remain a reporting company under the Securities Exchange Act of 1934 and its Units, Class A common stock and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by Trinity stockholders on the Business Combination will occur at the separate Business Combination Special Meeting of Trinity stockholders, to be held on November 12, 2019, at 10:00 a.m., Eastern Time, and the solicitation of proxies from Trinity stockholders in connection with such separate Business Combination Special Meeting, and the related right of Trinity stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate joint proxy statement/prospectus dated October 18, 2019 that was mailed to Trinity stockholders on or about October 21, 2019. If you want to ensure your shares of Class A common stock are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should elect to “redeem” your shares of Class A common stock for both the extension for the Special Meeting and the Business Combination for the Business Combination Special Meeting.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Class A common stock will reduce Trinity’s net asset value. Trinity cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $360.5 million that was in the Trust Account as of the Record Date. In addition, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem his Class A common stock for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Class A common stock for cash and will no longer own the shares. However, Trinity will not proceed with the Extension if Trinity does not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Class A common stock and Public Warrants;
•	check the box on the enclosed proxy card to elect redemption;
•	check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to Class A common stock;
•	on or before 5:00 p.m., Eastern Time, on November 13, 2019 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Trinity redeem your Class A common stock for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•	deliver your Class A common stock either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Class A common stock as described above, your shares will not be redeemed.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such stockholder’s option.

Holders of outstanding Units must separate the underlying Class A common stock and Public Warrants prior to exercising redemption rights with respect to the Class A common stock. If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such Units into Class A common stock and Public Warrants. This must be completed far enough in advance to permit the mailing of the Class A common stock certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A common stock from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Class A common stock and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Class A common stock from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a share of Class A common stock by Trinity’s public stockholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $360.5 million as of the Record Date. Prior to exercising redemption rights, Trinity stockholders should verify the market price of the Class A common stock, as stockholders may receive higher proceeds from the sale of their Class A common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of Class A common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Trinity, if any. You will be entitled to receive cash for your Class A common stock only if you properly and timely demand redemption.

If Trinity does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Trinity will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Trinity’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Trinity stockholders to elect to redeem their shares of Trinity Class A Common Stock in connection with the Business Combination, which is a separate and additional redemption right available to Trinity stockholders. Stockholders of Trinity seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the joint proxy statement/prospectus dated October 18, 2019 relating to the Business Combination Special Meeting.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to Trinity’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in Trinity’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying share of Class A common stock and one redeemable Public Warrant. As a result, the discussion below with respect to actual holders of Class A common stock should also apply to holders of Units (as the deemed owners of the underlying Class A common stock) that separate their Units into one share of Class A common stock and one Public Warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Trinity securities as capital assets within the meaning of Section 1221 of the Code.

This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

•	banks or financial institutions;
•	insurance companies;
•	brokers, dealers or traders in securities, commodities or currencies;
•	traders that elect to use a mark-to-market method of accounting;
•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	U.S. expatriates or former long-term residents of the United States;
•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;
•	S corporations;
•	regulated investment companies;
•	real estate investment trusts;
•	grantor trusts;
•	persons whose shares of Class A common stock are subject to a liability;
•	persons holding shares of Class B common stock or Private Placement Warrants;
•	Non-U.S. Holders (as defined below); and
•	tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your tax advisor as to the U.S. federal tax consequences of the exercise of redemption rights with respect to Class A common stock.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes). The Following Discussion Is For General Informational Purposes Only And Should Not Be Construed As Tax Advice. You Are Urged To Consult Your Tax Advisor With Respect To The Specific Tax Consequences To You Of Making Or Not Making The Election TO REDEEM YOUR CLASS A COMMON STOCK, Including The Effects Of U.S. Federal, State, Local And

Non-U.S. Tax Rules And Possible Changes In Laws That May Affect The Tax Consequences Described In This Proxy Statement.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem his or her Class A common stock will continue to own his or her Class A common stock and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Common Stock

For purposes of this discussion, a U.S. Holder is a beneficial owner of Class A common stock who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a U.S. person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Class A common stock that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of shares of Class A common stock for U.S. Holders of shares of Class A common stock.

In the event that you elect to have your shares of Class A common stock redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Class A common stock under Section 302 of the Code.

If the redemption qualifies as a sale of the Class A common stock, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Class A common stock and (ii) your adjusted tax basis in your Class A common stock. Your adjusted tax basis in the Class A common stock generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of both Class A Common Stock and a Public Warrant, the cost of such Unit must be allocated between the share and warrant that comprised such Unit based on their relative fair market values at the time of the purchase. The price allocated to the one share of Class A common stock and the one Public Warrant generally should be the holder’s tax basis in such share and such warrant. The foregoing treatment of the shares of Class A common stock and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS or the courts will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Class A common stock so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Class A common stock may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Class A common stock, you will be treated as receiving a cash distribution from Trinity. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Trinity’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of your Class A common stock and will be taxed in the manner described in the preceding paragraph. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that Trinity pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that Trinity pays to you that is treated as a dividend generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A common stock would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Class A common stock treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of Trinity’s shares outstanding both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale by you of your Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in Trinity or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Trinity stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Class A common stock that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of Trinity’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of Trinity’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of Trinity’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Class A common stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in Trinity. Whether the redemption will result in a meaningful reduction in your proportionate interest in Trinity will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Class A common stock and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Class A common stock, any of your remaining tax basis in the redeemed Class A common stock will be added to your adjusted tax basis in any of your remaining Class A stock, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of Trinity’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Class A common stock, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Class A common stock (generally, shares of Class A common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Class A common stock.

Information Reporting and Backup Withholding

Trinity or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Class A common stock during each calendar year, the amount of proceeds from the sale of Class A common stock, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Class A common stock and proceeds from the sale of Class A common stock at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide Trinity or its paying agent with a correct taxpayer identification number, (ii) Trinity or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) Trinity or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to Trinity or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Class A Common Stock

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Class A common stock. For purposes of the below discussion, if you elect to have your shares of Class A common stock redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Class A common stock generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Class A common stock, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Class A Common Stock” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have shares of Class A common stock redeemed and the redemption is treated as a sale or exchange of your Class A common stock for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Trinity is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Class A common stock and, in the case where shares of Class A common stock are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the shares of Class A common stock, at any time within the shorter of the five-year period preceding the disposition or your holding period for the shares of Class A common stock.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) above, Trinity would be classified as a U.S. real property holding corporation if the fair market value of Trinity’s “U.S. real property interests” equal or exceed 50 percent of the sum of the fair market value of Trinity’s worldwide real property interests plus Trinity’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As Trinity has generally only held cash, cash equivalents and government securities since its inception, Trinity does not believe that it is or has ever been a U.S. real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have shares of Class A common stock redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions Trinity makes to you with respect to shares of Class A common stock, to the extent paid out of Trinity’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, Trinity would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your shares of Class A common stock and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

FATCA

FATCA imposes a 30% U.S. federal withholding tax on payments of dividends on Class A common stock made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, shares of Class A common stock and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

Trinity and the holders of Class A common stock may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of Trinity and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by Trinity would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Class A common stock.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Trinity once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Class A common stock in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all the outstanding shares of the Common Stock (which includes the shares of Class A common stock and shares of Class B common stock, voting together as a single class) as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT TRINITY STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Trinity’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Trinity’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT TRINITY STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF TRINITY AND CERTAIN INFORMATION ABOUT TRINITY

General

Trinity is a blank check company formed as a Delaware corporation on January 24, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On May 17, 2018, Trinity closed its initial public offering (the “initial public offering”) of 34,500,000 Units, including the issuance of 4,500,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consisted of one share of Class A common stock and one redeemable warrant. Each warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $345,000,000. Simultaneously with the closing of the initial public offering, Trinity issued to the Trinity Sponsor 12,350,000 warrants (the “Private Placement Warrants”), each exercisable to purchase one share of Class A common stock at a price of $11.50 per share, at a price of $1.00 per private placement warrant, in a private placement (the “Private Placement”), generating gross proceeds of $12,350,000. Prior to the consummation of the initial public offering, on January 26, 2018, the Trinity Sponsor purchased 8,625,000 shares of its Class B common stock, par value $0.0001 (“Class B common stock”), for an aggregate purchase price of $25,000. Upon the closing of the initial public offering and private placement, $351,900,000 ($10.20 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the private placement was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. and at UBS Financial Services Inc. maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by Trinity meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by Trinity, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the Trust Account as described below. As of June 30, 2019, Trinity had cash of approximately $314,000 held outside the Trust Account, which is available for use by it to cover its costs associated with identifying a target business, negotiating a business combination, due diligence procedures and other general corporate uses.

The Proposed Business Combination

As previously announced, the Trinity Parties and the Company Group entered into the Merger Agreement on August 9, 2019. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While Trinity is using its best efforts to complete the Business Combination on or before the Termination Date and on or before the date of the Special Meeting, the Board believes that it is in the best interests of Trinity stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Trinity will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Trinity believes that there is some risk that Trinity might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Trinity would be precluded from completing the Business Combination and would be forced to liquidate even if Trinity’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Trinity at the Business Combination Special Meeting and from the warrant holders of Trinity at the Warrant Holders Special Meeting), Trinity intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Trinity believes that given Trinity’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Trinity is in the best position possible to consummate the Business Combination, that it is in the best interests of Trinity’s stockholders that Trinity obtain the Extension if needed. Trinity believes the Business Combination will have significant benefits to its stockholders. For more information about the Business Combination, see the joint proxy statement/prospectus dated October 18, 2019, mailed to Trinity stockholders on or about October 21, 2019.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the actual beneficial ownership of shares of Common Stock, as of October 18, 2019, of:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;
•	each current executive officer and director of Trinity; and
•	all executive officers and directors of Trinity as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

The beneficial ownership of shares of Common Stock is based on 43,125,000 shares of Common Stock issued and outstanding as of October 18, 2019 (consisting of 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock).

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Outstanding Trinity Common Stock
HN Investors LLC(2)(3)	8,625,000	20.00%
Lee S. Neibart(2)(3)	8,625,000	20.00%
Sean A. Hehir(2)(3)	8,625,000	20.00%
Greg S. Dickhens(4)	—	—
Kevin Y. Hayashi	—	—
Ryan P. Donn(5)	—	—
Catherine Luke	—	—
Warren R. de Haan	—	—
Richard F. Wacker	—	—
Weiss Asset Management LP(6)	2,716,499	6.30%
Polar Asset Management Partners Inc.(7)	3,447,876	8.00%
HGC Investment Management Inc.(8)	2,692,973	6.24%
All directors and officers as a group (8 individuals)(9)	8,625,000	20.00%
*	Ownership presented is as a percentage of total outstanding Trinity Common Stock, inclusive of Class A common stock and Class B common stock combined.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 55 Merchant Street, Suite 1500, Honolulu, HI 96813.
(2)	Interests shown consist solely of shares of Class B common stock held by HN Investors LLC, referred to herein as “Trinity Sponsor.” Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.
(3)	Trinity Sponsor is the record holder of the shares reported herein. Sean A. Hehir and Lee S. Neibart are the managers of Trinity Sponsor and share voting and investment discretion with respect to the Common Stock held of record by Trinity Sponsor. As such, they may be deemed to have or share beneficial ownership of the Class B common stock held directly by Trinity Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. A majority of the shares of Class B common stock and a lesser amount of warrants to acquire shares of Class A common stock held by Trinity Sponsor following the completion of the Business Combination are expected to be transferred to Trinity Investments following expiration of the lock-up restrictions applicable to Trinity Sponsor.
(4)	Mr. Dickhens does not own any shares of Common Stock or Public Warrants. However, Mr. Dickhens has a pecuniary interest in the shares of Class B common stock and the Private Placement Warrants owned by Trinity Sponsor, including through Mr. Dickhen’s ownership of an interest in Trinity Sponsor and in Trinity Investments.
(5)	Mr. Donn does not own any shares of Common Stock or Public Warrants. However, Mr. Donn has a pecuniary interest in the shares of Class B common stock and Private Placement Warrants owned by Trinity Sponsor, including through Mr. Donn’s ownership of an interest in Trinity Investments.
(6)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2019. The business address of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), is 222 Berkeley Street, 16th Floor, Boston, Massachusetts 02116. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

(7)	Based solely on a Form 4 filed with the SEC on June 19, 2019. The business address of Polar Asset Management Partners, Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles.
(8)	Based solely on a Schedule 13G filed with the SEC on February 13, 2019. The business address of HGC Investment Management Inc. is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada. HGC Investment Management Inc., a company incorporated under the laws of Canada, serves as the investment manager to HGC Arbitrage Fund, LP, an Ontario limited partnership (the “Fund”), with respect to shares held by the Fund.
(9)	The group comprises Lee. S. Neibart (Chairman), Sean A. Hehir (Chief Executive Officer, President and director), Greg S. Dickhens (Chief Investment Officer), Kevin Y. Hayashi (Chief Financial Officer and Treasurer), Ryan P. Donn (Secretary), Richard F. Wacker (director), Catherine Luke (director), and Warrant R. de Hann (director).

FUTURE STOCKHOLDER PROPOSALS

Trinity may not hold an annual meeting of stockholders before the consummation of its Business Combination or dissolution and liquidation in accordance with the Certificate of Incorporation, if the Business Combination is consummated as contemplated by and in accordance with the Certificate of Incorporation.

If the Extension Amendment Proposal is not approved, and Trinity does not consummate the Business Combination on or before the Termination Date, there will be no annual meeting of Trinity stockholders.

In case of an annual meeting of Trinity stockholders, for any proposal to be considered for inclusion in Trinity’s proxy statement and form of proxy for submission to the stockholders at an annual meeting of Trinity’s stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and Trinity’s bylaws. Such proposals must be received by Trinity at its executive offices a reasonable time before Trinity begins to print and mail its proxy materials in connection with any annual meeting in order to be considered for inclusion in such proxy materials.

HOUSEHOLDING INFORMATION

Unless Trinity has received contrary instructions, Trinity may send a single copy of this proxy statement to any household at which two or more stockholders reside if Trinity believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Trinity’s expenses. However, if stockholders prefer to receive multiple sets of Trinity’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Trinity’s disclosure documents, the stockholders should follow these instructions:

•	if the shares are registered in the name of the stockholder, the stockholder should contact Trinity at the following address and telephone number:

Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, HI 96813
Telephone: (213) 318-0583

•	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Trinity files annual, quarterly and current reports, a proxy statement and other information with the SEC as required by the Exchange Act. Trinity’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Trinity’s filings with the SEC (excluding exhibits) at no cost by contacting Trinity at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Trinity’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Trinity at the following address and telephone number:

Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, HI 96813
Telephone: (213) 318-0583

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Trinity’s proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (855) 208-8902
Email: info@okapipartners.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Trinity stockholder and would like to request documents, please do so by November 7, 2019, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from Trinity, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

TRINITY MERGER CORP.
(the “Company”)

RESOLUTION OF THE STOCKHOLDERS OF THE COMPANY

Extension Amendment Proposal

It was resolved THAT, effective immediately, the Amended and Restated Certificate of Incorporation of the Company be amended by:

(a)   amending Section 9.1(b) by deleting the following introduction of such section:

“if the Corporation is unable to complete its initial Business Combination within 18 months from the closing of the Offering”

and replacing it with the following:

“if the Corporation is unable to complete its initial Business Combination by December 17, 2019”; and

(b)   amending Section 9.2(d) by deleting the words:

“In the event that the Corporation has not consummated an initial Business Combination within 18 months from the closing of the Offering”

and replacing them with the words:

“In the event that the Corporation has not consummated an initial Business Combination by December 17, 2019”; and

(c)   amending Section 9.7 by deleting the words:

“if the Corporation has not consummated an initial Business Combination within 18 months from the date of the closing of the Offering”

and replacing them with the words:

“if the Corporation has not consummated an initial Business Combination by December 17, 2019.”

A-1

TRINITY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 14, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 14, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86751-Z75934

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRINITY MERGER CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1 AND 2.

	For	Against	Abstain
1. **Proposal No. 1 — The Extension Amendment Proposal** — To consider and vote on a proposal to amend Trinity's amended and restated certificate of incorporation to extend the date by which Trinity has to consummate a business combination from November 17, 2019 to December 17, 2019.	☐	☐	☐
	Yes	**No**	
1a. **Intention to Exercise Redemption Rights.** Please indicate if you intend to exercise your redemption rights. Selecting YES, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the section entitled "*Special Meeting of Trinity Stockholders—Redemption Rights.*"	☐	☐	
	Yes	**No**	
1b. **Stockholder Certification.** I hereby certify that I am not acting in concert, or as a "group" as defined in Section 14(d)(3) of the Securities Exchange Act of 1934, as amended, with any other stockholder with respect to the share of Class A common stock of Trinity.	☐	☐	
	For	**Against**	**Abstain**
2. **Proposal No. 2 — The Adjournment Proposal** — To consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals to be submitted for stockholder approval at the Special Meeting.	☐	☐	☐

If any other matters properly come before the Special Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

A vote to "ABSTAIN" will not count as a vote cast at the Special Meeting, and therefore will have the effect of voting "AGAINST" Proposal No. 1, and will have no effect on the outcome of the vote on Proposal No. 2.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Special Meeting joint proxy statement/prospectus is available at www.proxyvote.com.

E86752-Z75934

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
TRINITY MERGER CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lee S. Neibart and Sean A. Hehir (each a "*Proxy*" and collectively, the "*Proxies*"), and each of them independently, with full power of substitution as proxies to vote the Class A common stock, par value $0.0001 per share (the "*Class A common stock*"), of Trinity Merger Corp. ("*Trinity*"), and the Class B common stock, par value $0.0001 per share, of Trinity (the "*Class B common stock*," and, together with the Class A common stock, the "*Common Stock*"), that the undersigned is entitled to vote at the Special Meeting (the "*Special Meeting*") of Trinity to be held at 12:30 p.m., Eastern Time, on November 15, 2019, at Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 46th Floor, New York, NY 10166-0193, and at any adjournments thereof. Such Common Stock shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies' discretion on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.